5. SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2017
Segment Information Tables
Net sales by country	Net Sales by Country
IN MILLIONS OF USD	2017	2016	2015
US	1,420.9	1,359.1	1,164.2
Canada	339.9	291.0	205.4
Total	1,760.8	1,650.1	1,369.6

Non-current assets by country
IN MILLIONS OF USD	DEC 31, 2017	DEC 31, 2016

US	558.8	568.2
Canada	416.8	410.4
Total	975.6	978.6